NASDAQ: CDTX NAVIGATE Ph 2B June 23, 2025 JUNE 2025

2 Forward-looking Statements These slides contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “may,” “will,” “estimate,” “plan”, “anticipate,” “expect,” “potential,” “could,” “project,” and similar expressions (including the negative thereof), are intended to identify forward-looking statements. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements regarding Cidara’s research and development efforts; preclinical and clinical development activities; plans, projections and expectations for and the potential effectiveness, safety and benefits CD388; whether CD388 may have significant advantages beyond and in addition to flu vaccines; and advancement of its strategic plans. Projections, assumptions and estimates of the future performance of the markets in which Cidara operates are necessarily subject to a high degree of uncertainty and risk, including, Cidara's ability to obtain additional financing; the success and timing of Cidara’s preclinical studies, clinical trials and other research and development activities; receipt of necessary regulatory approvals for development, as well as changes to applicable regulatory laws in the United States and foreign countries; changes in Cidara's plans to develop its product candidates; Cidara's ability to obtain and maintain intellectual property protection for its product candidates; and the loss of key scientific or management personnel. These and other risks and uncertainties are described more fully in Cidara's Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the United States Securities and Exchange Commission ("SEC“’) on March 6, 2025, and in Cidara’s other filings with the SEC. Additional risks and uncertainties may emerge from time to time, and it is not possible for Cidara’s management to predict all risk factors and uncertainties. Cidara cautions that the foregoing list of factors is not exclusive and not to place undue reliance upon any forward-looking statements which speak only as of the date of this presentation. Except as required by law, Cidara does not undertake any obligation to update publicly any forward- looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in its expectations.

3 Agenda Topic Discussant Introduction Jeff Stein, PhD NAVIGATE Phase 2b Trial Data Cut Nicole Davarpanah, MD, JD Q&A Discussion Cidara Management

4 DFCs: A Novel Drug Class CD388 is a Drug-Fc-Conjugate (DFC) that arrays multiple copies of zanamivir, the active ingredient of FDA-approved influenza drug Relenza®, on a clinically validated human antibody fragment engineered for extended half-life Our Innovation The multivalent presentation of zanamivir on CD388 significantly enhances its activity

5 Executive Summary The NAVIGATE Study Met Primary and All Secondary Endpoints NAVIGATE Ph 2B Trial Abbreviations: Ph, phase. • The primary endpoint of Prevention Efficacy (PE) of protocol-defined Influenza-like illness (ILI) events at 24 weeks was met with statistical significance at each dose group • All secondary endpoints also met statistical significance in each dose group • Single doses of 450mg, 300mg and 150mg of CD388 conferred 76, 61 and 58% protection, respectively, from symptomatic influenza over 24 weeks compared to placebo • Placebo attack rate was 2.8% for primary endpoint • Safety and tolerability data were similar in all arms with no dose/safety relationship observed • Meeting request with the FDA has been submitted

Clinical: Ph 2B Trial

CIDARA

CD388 NAVIGATE Trial Design*

(NCT06609460)

Blinded, randomized, controlled trial of CD388 in 3 doses vs placebo as a single SQ administration to assess efficacy and safety of CD388 in prevention of influenza in subjects not at risk for influenza complications

A Double-blind RCT of CD388 for Influenza Prophylaxis

Study Population

Generally healthy, unvaccinated adults aged 18-64 not at risk for complications of influenza

Study Size

n=5000 across CD388 and placebo groups

Sites, N=58

- US, n=57
- UK, n=1

R 1:1:1:1

- 150 mg
- 300 mg
- 450 mg
- Placebo

First/Last Dosed

Sep 2024/Dec 2024

Primary Endpoint

Prevention Efficacy (PE) of Influenza-like illness (ILI)

defined by all 3 criteria up to 24 weeks:

- PCR-confirmed influenza
- ≥2 respiratory or 1 respiratory and 1 systemic sign/symptom
- Body temp ≥38° C

[Prevention Efficacy tells us the percentage by which a prevention method reduced the chance of getting sick compared to not using it]

*Ph 2b originally designed as dose-ranging trial without statistical significance testing to select optimal dose to advance to Ph 3.
Abbreviations: PCR, polymerase chain reaction; RCT, randomized controlled trial; SQ, subcutaneous.

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7 Primary Endpoint Met With Statistical Significance in Each Dose Group NAVIGATE Ph 2B Efficacy Analyses CD388 Primary Endpoint** 150 mg N=1,175* n (%) 300 mg N=1,192* n (%) 450 mg N=1,187* n (%) Placebo N=1172* n (%) Number of Participants Protocol-Defined ILI 1 14 (1.2) 13 (1.1) 8 (0.7) 33 (2.8) Prevention Efficacy (PE) (%) 57.7 61.3 76.1 – 95% CI (%) 21.1, 78.9 27.0, 81.2 49.3, 89.9 – p-value 0.0050 0.0024 <0.0001 – *Sample size (N) indicates evaluable population at time of primary analysis data cut (Apr 30, 2025). **Statistical significance for grouped 300mg + 450mg dose groups was met (PE=68.6%, p<0.0001), enabling pair-wise testing of individual dose groups versus placebo. 0 20 40 60 80 100 150 300 450 PE and 95% CI C D 38 8 D os e (m g) Prevention Efficacy 57.7 61.3 76.1 Abbreviations: ILI, influenza like illness; CI, confidence interval 1. ILI event defined as central laboratory-confirmed RT-PCR+ influenza infection (nasopharyngeal swab), new onset of fever (oral temperature ≥38.0°C), and new onset of ≥2 respiratory symptoms (nasal congestion, sore throat, cough) or ≥1 respiratory symptom and ≥1 systemic symptom (headache, feeling feverish, body aches/pains, fatigue).

NAVIGATE Ph 2B Efficacy Analyses

CIDARA

Key Secondary Endpoints Demonstrated Statistical Significance at All Specified Temperatures

Secondary Endpoints	CD388 150 mg N=1,175* n (%)	CD388 300 mg N=1,192* n (%)	CD388 450 mg N=1,1187* n (%)	Placebo N=1,172* n (%)
Number of Participants with ≥37.8 Temp[1]	15 (1.3)	15 (1.3)	8 (0.7)	33 (2.8)
Prevention Efficacy (PE) (%)	54.7	55.3	76.1	–
95% CI (%)	16.7, 77.4	18.0, 77.8	49.3, 89.9	–
P-value	0.0084	0.0073	<0.0001	–
Number of Participants with ≥37.2 Temp[2]	22 (1.9)	21 (1.8)	12 (1.0)	41 (3.5)
PE (%)	46.5	49.6	71.1	–
95% CI (%)	10.2, 69.3	14.8, 71.9	45.8, 86.1	–
P-value	0.0148	0.0083	<0.0001	–

*sample size (N) indicates evaluable population at time of primary analysis data cut-off (Apr 30, 2025).

Abbreviations: ILI, influenza like illness; CI, confidence interval: PCR, polymerase chain reaction.

1. CDC definition: ILI event defined as central laboratory-confirmed RT-PCR+ influenza infection (nasopharyngeal swab), new onset of fever (oral temperature ≥37.8°C), and new onset of ≥2 respiratory symptoms (nasal congestion, sore throat, cough).
2. ILI event defined as central laboratory-confirmed RT-PCR+ influenza infection (nasopharyngeal swab), new onset of fever (oral temperature ≥37.2°C), and new onset of ≥2 respiratory symptoms (nasal congestion, sore throat, cough) or ≥1 respiratory symptom and ≥1 systemic symptom (headache, feeling feverish, body aches/pains, fatigue).

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9 Safety Summary: No Safety Signals • Safety and tolerability data were similar in all arms with no safety signals observed • Treatment-emergent adverse events (TEAEs) showed no dose-dependent pattern between CD388 and placebo groups • Majority of TEAEs were unrelated to study drug and Grade 1/Grade 2 (mild to moderate) • There were no drug-related SAEs • Injection site reaction rates were subject-reported and similar across CD388 doses and placebo NAVIGATE Ph 2B Trial Abbreviations: ISR, injection site reaction; SAE, serious adverse event; TEAE, treatment-emergent adverse event. CD388 150 mg N=1,257 n (%) 300 mg N=1,263 n (%) 450 mg N=1,261 n (%) Placebo N=1,260 n (%) Any TEAE 521 (41.4) 515 (40.8) 524 (41.6) 515 (40.9) Any SAE 8 (0.6) 8 (0.6) 6 (0.5) 13 (1.0) Any drug-related SAE 0 0 0 0 Any ISR 270 (21.5) 310 (24.5) 318 (25.2) 251 (19.9) Erythema 89 (7.1) 113 (8.9) 121 (9.6) 85 (6.7) Induration 49 (3.9) 91 (7.2) 80 (6.3) 38 (3.0) Pain 107 (8.5) 150 (11.9) 119 (9.4) 103 (8.2) Tenderness 182 (14.5) 192 (15.2) 189 (15.0) 167 (13.3)

10 Participant Demographics: Balanced Across All Arms NAVIGATE Ph 2B Trial CD388 150 mg N=1,268 300 mg N=1,268 450 mg N=1,268 Placebo N=1,267 Age 18 - <40 yrs (%) 649 (51.2) 640 (50.5) 646 (50.9) 620 (48.9) 40 - <64 yrs* (%) 619 (48.8) 628 (49.5) 622 (49.1) 647 (51.1) Mean (SD) 39.7 (12.67) 39.6 (12.91) 39.5 (12.94) 39.9 (13.19) Median 39 39 39 40 Sex Male (%) 594 (46.8) 586 (46.2) 571 (45.0) 575 (45.4) Female (%) 674 (53.2) 682 (53.8) 697 (55.0) 692 (54.6) Race White (%) 930 (73.3) 911 (71.8) 876 (69.1) 885 (69.9) African American (%) 225 (17.7) 240 (18.9) 246 (19.4) 245 (19.3) Asian (%) 61 (4.8) 62 (4.9) 74 (5.8) 69 (5.4) Other (%) 52 (4.1) 55 (4.3) 72 (5.7) 68 (5.4) *15 participants (0.3%) were ≥64 yrs: 6 in 150mg arm, 5 in 300mg arm, 2 in 450mg arm, 2 in placebo arm

11 Next Steps • Full primary analysis details will be submitted to upcoming scientific conferences in 2025 • Dose for Phase 3 will be selected after full PK data is assessed • Drug supply for any dose is available to begin Phase 3 • End of Phase 2 FDA meeting request has been submitted to continue discussion on Phase 3 study design and start time NAVIGATE Ph 2B Trial

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